UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2012

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 9, 2012, Horizon Bancorp (“Horizon”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for Horizon’s acquisition of Heartland Bancshares, Inc., an Indiana corporation (“Heartland”). Pursuant to the Merger Agreement, Heartland will merge with and into Horizon, with Horizon surviving the merger (the “Merger”), and Heartland Community Bank, an Indiana-chartered commercial bank and wholly owned subsidiary of Heartland, will merge with and into a wholly owned subsidiary of Horizon, Horizon Bank, N.A. (“Horizon Bank”), with Horizon Bank as the surviving bank. The Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The boards of directors of each of Horizon and Heartland have approved the Merger and the Merger Agreement. Subject to the approval of the Merger by Heartland’s shareholders, regulatory approvals and other closing conditions, the parties anticipate completing the Merger during the second quarter of 2012.

In connection with the Merger, each Heartland shareholder will receive 0.54 shares of Horizon common stock (the “Exchange Ratio”) for each share of Heartland common stock owned by them, subject to adjustment as described below. Based on Horizon’s February 8, 2012 closing price of $18.00 per share as reported on the NASDAQ Global Market, the transaction value is estimated at $14.0 million.

The Exchange Ratio may be adjusted in the manner prescribed in the Merger Agreement based upon (i) Heartland’s consolidated shareholder’s equity as of the end of the month prior to closing of the Merger, (ii) the closing of certain commercial loans prior to the closing of the Merger, (iii) a significant decrease in Horizon’s common stock price, and (iv) certain other circumstances specified by the Merger Agreement..

The Merger Agreement also provides that prior to the merger Horizon will fund the purchase by either Horizon or Heartland of the shares of preferred stock with an aggregate liquidation value of $7.248 million that Heartland issued to the U.S. Treasury pursuant to the TARP Capital Purchase Program. The Merger Agreement contains other customary representations, warranties, and covenants of Horizon and Heartland.

All of the members of the board of directors of Heartland have entered into a voting agreement pursuant to which they have agreed to vote their shares of Heartland common stock in favor of the Merger. The voting agreement is attached as Exhibit 5.01 to the Merger Agreement. Subject to certain terms and conditions, the board of directors of Heartland has agreed to recommend the approval and adoption of the Merger Agreement to the Heartland shareholders and will solicit proxies voting in favor of the Merger from Heartland’s shareholders.

The Merger Agreement also provides for certain termination rights for both Horizon and Heartland, and further provides that upon termination of the Merger Agreement under certain circumstances, Heartland will be obligated to pay Horizon a termination fee.

Item 7.01

A copy of the press release Horizon issued on February 10, 2012, announcing the execution of the Merger Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 9, 2012, by and between Horizon Bancorp and Heartland Bancshares, Inc.
99.1	Press release issued on February 10, 2012
99.2	Questions and Answers

  Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act giving Horizon’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Horizon’s reports filed with the U.S. Securities and Exchange Commission (the "SEC"), the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Heartland’s shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating Horizon’s and Heartland’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Horizon’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

  Additional Information

In connection with the proposed merger, Horizon will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Heartland and a Prospectus of Horizon, as well as other relevant documents concerning the proposed transaction.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials (when they become available), and any other documents Horizon has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Horizon has filed with the SEC by contacting Mary McColl, Shareholder Relations Officer, 515 Franklin Square, Michigan City, Indiana 46360, telephone: (219) 874-9272 or on Horizon’s website at www.accesshorizon.com under the tab “Investor Relations” and then under the heading “Information Requested”. The information available through Horizon’s website is not and shall not be deemed part of this press release or incorporated by reference into other filings Horizon makes with the SEC. This report does not constitute an offer of any securities for sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 10, 2012	Horizon Bancorp

	By:	/s/ Mark E. Secor
Mark E. Secor, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location
2.1	Agreement and Plan of Merger, dated February 9, 2012, by and between Horizon Bancorp and Heartland Bancshares, Inc.*	Attached
99.1	Press release issued on February 10, 2012	Attached
99.2	Questions and Answers	Attached

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Horizon agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.